Exhibit 10.15(a)

FIRST AMENDMENT TO NON-RECOURSE RECEIVABLES PURCHASE AGREEMENT

This First Amendment to Non-Recourse Receivables Purchase Agreement (this “Amendment”) is entered into as of June 30, 2004, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name “Silicon Valley East” (“Buyer”) and ASPEN TECHNOLOGY, INC., a Delaware corporation with offices at Ten Canal Park, Cambridge, Massachusetts 02141 (“Seller”).

1.                                      DESCRIPTION OF EXISTING AGREEMENT. Reference is made to a certain Non-Recourse Receivables Purchase Agreement by and between Buyer and Seller dated as of December 31, 2003 (as amended from time to time, the “Purchase Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Purchase Agreement.

2.                                      DESCRIPTION OF CHANGE IN TERMS.

Modification to Purchase Agreement.  The Purchase Agreement shall be amended by deleting Section 2.1 thereof and inserting in lieu thereof the following Section 2.1:

“2.1                         Sale and Purchase.  Subject to the terms and conditions of this Agreement, with respect to each Purchase, effective on each applicable Purchase Date, Seller agrees to sell to Buyer and Buyer agrees to buy from Seller all right, title, and interest (but none of the obligations with respect to) of the Seller to the payment of all sums owing or to be owing from the Account Debtors under each Purchased Receivable to the extent of the Purchased Receivable Amount for such Purchased Receivable.

Each purchase and sale hereunder shall be in the sole discretion of Buyer and Seller.  In any event, Buyer will not (i) purchase any Receivables in excess of an aggregate outstanding amount exceeding Thirty-Five Million Dollars ($35,000,000.00), or (ii) purchase any Receivables under this Agreement after January 1, 2005.  The purchase of each Purchased Receivable may be evidenced by an assignment or bill of sale in a form acceptable to Buyer.”

3.                                      FEES.  Seller shall pay to Buyer a modification fee of Twelve Thousand Five Hundred Dollars ($12,500.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Seller shall also reimburse Buyer for all legal fees and expenses incurred in connection with this Amendment.

4.                                      CONSISTENT CHANGES.  The Purchase Agreement is hereby amended wherever necessary to reflect the changes described above.

5.                                      RATIFICATION OF LOAN DOCUMENTS.  Seller hereby ratifies, confirms, and reaffirms all terms and conditions of the Purchase Agreement.

6.                                      CONTINUING VALIDITY.  Seller understands and agrees that in modifying the Purchase Agreement, Buyer is relying upon Seller’s representations, warranties, and agreements, as set forth in the Purchase Agreement  Except as expressly modified pursuant to this Amendment, the terms of the Purchase Agreement remain unchanged and in full force and effect.  Buyer’s agreement to modifications to the Purchase Agreement pursuant to this Amendment in no way shall obligate Buyer to make any future modifications to the Purchase Agreement.

7.                                      NO DEFENSES OF SELLER.  Seller hereby acknowledges and agrees that Seller has no offsets, defenses, claims, or counterclaims against Buyer with respect to the Purchase Agreement or otherwise, and that if Seller now has, or ever did have, any offsets, defenses, claims, or counterclaims against Buyer, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Seller hereby RELEASES Buyer from any liability thereunder.

8.                                      COUNTERSIGNATURE.  This Amendment shall become effective only when it shall have been executed by Seller and Buyer.

This Amendment is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

SELLER:		BUYER:

ASPEN TECHNOLOGY, INC.		SILICON VALLEY BANK, doing business as SILICON VALLEY EAST

By:	/s/ Charles Kane	By:	/s/ D. Rench

Name:	Charles Kano	Name:	D. Rench

Title:	SUP–Chief Financial Officer	Title:	SUP

840584.1

FIRST AMENDMENT TO NON-RECOURSE RECEIVABLES PURCHASE AGREEMENT

This First Amendment to Non-Recourse Receivables Purchase Agreement (this “Amendment”) is entered into as of June 30, 2004, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name “Silicon Valley East” (“Buyer”) and ASPEN TECHNOLOGY, INC., a Delaware corporation with offices at Ten Canal Park, Cambridge, Massachusetts 02141 (“Seller”).

1.                                      DESCRIPTION OF EXISTING AGREEMENT.  Reference is made to a certain Non-Recourse Receivables Purchase Agreement by and between Buyer and Seller dated as of December 31, 2003 (as amended from time to time, the “Purchase Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Purchase Agreement.

2.                                      DESCRIPTION OF CHANGE IN TERMS.

Modification to Purchase Agreement.  The Purchase Agreement shall be amended by deleting Section 2.1 thereof and inserting in lieu thereof the following Section 2.1:

“2.1                         Sale and Purchase.  Subject to the terms and conditions of this Agreement, with respect to each Purchase, effective on each applicable Purchase Date, Seller agrees to sell to Buyer and Buyer agrees to buy from Seller all right, title, and interest (but none of the obligations with respect to) of the Seller to the payment of all sums owing or to be owing from the Account Debtors under each Purchased Receivable to the extent of the Purchased Receivable Amount for such Purchased Receivable.

Each purchase and sale hereunder shall be in the sole discretion of Buyer and Seller.  In any event, Buyer will not (i) purchase any Receivables in excess of an aggregate outstanding amount exceeding Thirty-Five Million Dollars ($35,000,000.00), or (ii) purchase any Receivables under this Agreement after January 1, 2005.  The purchase of each Purchased Receivable may be evidenced by an assignment or bill of sale in a form acceptable to Buyer.”

3.                                      FEES.  Seller shall pay to Buyer a modification fee of Twelve Thousand Five Hundred Dollars ($12,500.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Seller shall also reimburse Buyer for all legal fees and expenses incurred in connection with this Amendment.

4.                                      CONSISTENT CHANGES.  The Purchase Agreement is hereby amended wherever necessary to reflect the changes described above.

5.                                      RATIFICATION OF LOAN DOCUMENTS.  Seller hereby ratifies, confirms, and reaffirms all terms and conditions of the Purchase Agreement.

6.                                      CONTINUING VALIDITY.  Seller understands and agrees that in modifying the Purchase Agreement, Buyer is relying upon Seller’s representations, warranties, and agreements, as set forth in the Purchase Agreement.  Except as expressly modified pursuant to this Amendment, the terms of the Purchase Agreement remain unchanged and in full force and effect.  Buyer’s agreement to modifications to the Purchase Agreement pursuant to this Amendment in no way shall obligate Buyer to make any future modifications to the Purchase Agreement.

7.                                      NO DEFENSES OF SELLER.  Seller hereby acknowledges and agrees that Seller has no offsets, defenses, claims, or counterclaims against Buyer with respect to the Purchase Agreement or otherwise, and that if Seller now has, or ever did have, any offsets, defenses, claims, or counterclaims against Buyer, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Seller hereby RELEASES Buyer from any liability thereunder.

8.                                      COUNTERSIGNATURE.  This Amendment shall become effective only when it shall have been executed by Seller and Buyer.

This Amendment is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

SELLER:		BUYER:

ASPEN TECHNOLOGY, INC.		SILICON VALLEY BANK, doing business as SILICON VALLEY EAST

By:	/s/ Charles Kane	By:	/s/ D. Rench

Name:	Charles Kano	Name:	D. Rench

Title:	SUP–Chief Financial Officer	Title:	SUP

840584.1

FIRST AMENDMENT TO NON-RECOURSE RECEIVABLES PURCHASE AGREEMENT

This First Amendment to Non-Recourse Receivables Purchase Agreement (this “Amendment”) is entered into as of June 30, 2004, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name “Silicon Valley East” (“Buyer”) and ASPEN TECHNOLOGY, INC., a Delaware corporation with offices at Ten Canal Park, Cambridge, Massachusetts 02141 (“Seller”).

1.                                      DESCRIPTION OF EXISTING AGREEMENT.  Reference is made to a certain Non-Recourse Receivables Purchase Agreement by and between Buyer and Seller dated as of December 31, 2003 (as amended from time to time, the “Purchase Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Purchase Agreement.

2.                                      DESCRIPTION OF CHANGE IN TERMS.

Modification to Purchase Agreement.  The Purchase Agreement shall be amended by deleting Section 2.1 thereof and inserting in lieu thereof the following Section 2.1:

“2.1                         Sale and Purchase.  Subject to the terms and conditions of this Agreement, with respect to each Purchase, effective on each applicable Purchase Date, Seller agrees to sell to Buyer and Buyer agrees to buy from Seller all right, title, and interest (but none of the obligations with respect to) of the Seller to the payment of all sums owing or to be owing from the Account Debtors under each Purchased Receivable to the extent of the Purchased Receivable Amount for such Purchased Receivable.

Each purchase and sale hereunder shall be in the sole discretion of Buyer and Seller.  In any event, Buyer will not (i) purchase any Receivables in excess of an aggregate outstanding amount exceeding Thirty-Five Million Dollars ($35,000,000.00), or (ii) purchase any Receivables under this Agreement after January 1, 2005.  The purchase of each Purchased Receivable may be evidenced by an assignment or bill of sale in a form acceptable to Buyer.”

3.                                      FEES.  Seller shall pay to Buyer a modification fee of Twelve Thousand Five Hundred Dollars ($12,500.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Seller shall also reimburse Buyer for all legal fees and expenses incurred in connection with this Amendment.

4.                                      CONSISTENT CHANGES.  The Purchase Agreement is hereby amended wherever necessary to reflect the changes described above.

5.                                      RATIFICATION OF LOAN DOCUMENTS.  Seller hereby ratifies, confirms, and reaffirms all terms and conditions of the Purchase Agreement.

6.                                      CONTINUING VALIDITY.  Seller understands and agrees that in modifying the Purchase Agreement, Buyer is relying upon Seller’s representations, warranties, and agreements, as set forth in the Purchase Agreement.  Except as expressly modified pursuant to this Amendment, the terms of the Purchase Agreement remain unchanged and in full force and effect.  Buyer’s agreement to modifications to the Purchase Agreement pursuant to this Amendment in no way shall obligate Buyer to make any future modifications to the Purchase Agreement.

7.                                      NO DEFENSES OF SELLER.  Seller hereby acknowledges and agrees that Seller has no offsets, defenses, claims, or counterclaims against Buyer with respect to the Purchase Agreement or otherwise, and that if Seller now has, or ever did have, any offsets, defenses, claims, or counterclaims against Buyer, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Seller hereby RELEASES Buyer from any liability thereunder.

8.                                      COUNTERSIGNATURE.  This Amendment shall become effective only when it shall have been executed by Seller and Buyer.

This Amendment is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

SELLER:		BUYER:

ASPEN TECHNOLOGY, INC.		SILICON VALLEY BANK, doing business as SILICON VALLEY EAST

By:	/s/ Charles Kane	By:

Name:	Charles Kano	Name:

Title:	SUP–Chief Financial Officer	Title:

840584.1